UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2012 (September 28, 2012)

Commission file number 000-04689

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Freier Platz 10, CH-8200 Schaffhausen, Switzerland

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Director and Officer Indemnification Agreements

On October 1, 2012, the Board of Directors of Pentair Ltd. (“New Pentair”) approved a form of Indemnification Agreement (the “Indemnification Agreement”) between New Pentair and each of its directors and executive officers (the “Covered Persons”). New Pentair expects its directors and executive officers will execute Indemnification Agreements substantially in the form approved. The Indemnification Agreement provides that if a Covered Person was, is or is threatened to be made a party to or is otherwise involved in a proceeding by reason of being a director or officer, then New Pentair will indemnify the Covered Person against all expenses, liability or loss to the fullest extent permitted by Swiss law. A Covered Person will not be entitled to indemnification in connection with a proceeding initiated by a Covered Person against New Pentair except in certain circumstances set forth in the Indemnification Agreement. If a Covered Person is made or threatened to be made a party to a proceeding by reason of being a director or officer, then the Covered Person will be entitled to advancement of reimbursement by New Pentair of reasonable expenses upon receipt by New Pentair of a written affirmation by the Covered Person of a good faith belief that the criteria for indemnification pursuant to the Indemnification Agreement have been satisfied and a written undertaking by the Covered Person to repay all amounts paid or reimbursed by New Pentair if it is ultimately determined that such criteria for indemnification have not been satisfied. No indemnification will be paid pursuant to the Indemnification Agreement (i) on account of any proceeding in which judgment is rendered against a Covered Person for an accounting of profits from the purchase or sale of securities of New Pentair pursuant to Section 16(b) of the Securities Exchange Act of 1934 or (ii) if a court finally determines that the Covered Person has committed a breach of statutory duties to New Pentair for which such indemnification would be invalid under applicable law. The foregoing is only a summary of the Indemnification Agreement and is qualified in its entirety by reference to the form of Indemnification Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Guarantee of Pentair Senior Notes

On October 1, 2012, New Pentair entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) among New Pentair, Pentair, Inc. (“Pentair”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Under the Third Supplemental Indenture, New Pentair became a guarantor of Pentair’s $500,000,000 aggregate principal amount of 5.000% Senior Notes due 2021, which were issued pursuant to the Indenture, dated as of May 2, 2011, between Pentair and the Trustee. The foregoing is only a summary of the Third Supplemental Indenture and is qualified in its entirety by reference to the Third Supplemental Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Prior to the consummation of the transactions (the “Transactions”) on September 28, 2012 contemplated by the (i) Merger Agreement (the “Merger Agreement”), dated as of March 27, 2012, among Tyco International Ltd. (“Tyco”), New Pentair, Panthro Acquisition Co. (“AcquisitionCo”), a wholly-owned subsidiary of New Pentair, Panthro Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of AcquisitionCo, and Pentair, as amended by Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment”), dated as of July 25, 2012, among Tyco, New Pentair, AcquisitionCo, Merger Sub and Pentair and (ii) the Amended and Restated Separation and Distribution Agreement (the “Separation Agreement”), dated as of September 27, 2012, among New Pentair, Tyco and The ADT Corporation, the Board of Directors of New Pentair adopted, and Tyco as the sole shareholder of New Pentair approved, the Pentair Ltd. 2012 Stock and Incentive Plan (the “Plan”). The Plan became effective upon the distribution of all the issued and outstanding New Pentair common shares held by Tyco to Tyco shareholders through a pro-rata dividend (the “Distribution”), subject to completion of the merger of Merger Sub with and into Pentair (the “Merger”), with Pentair surviving as a wholly-owned subsidiary of New Pentair. The Plan provides that an aggregate of 9,000,000 New Pentair common shares, subject to an adjustment in the event of certain corporate transactions, extraordinary dividends or similar events as provided in the Plan, are reserved for issuance under the Plan. Equity-based awards held by certain employees and former employees of New Pentair and its affiliates and certain directors that, prior to the Distribution, related to securities of Tyco were assumed by New Pentair and converted into awards with respect to New Pentair common shares (“Assumed Awards”) in connection with the Distribution. The Assumed Awards were deemed to be awards made under the Plan and will be subject to the terms and conditions of the Plan, but will not deplete the 9,000,000 New Pentair common shares reserved for issuance under the Plan. The Plan, which will be administered by the Compensation Committee of New Pentair’s Board of Directors (the “Committee”), authorizes the grant to New Pentair’s officers, directors, employees and consultants of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, deferred stock rights, annual incentive awards, dividend equivalent units and other stock-based awards. New Pentair intends to grant to its named executive officers the equity awards previously disclosed under the heading “Additional Equity Grants” in Pentair’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2012 under the Plan. Such equity awards will be granted using the form of Restricted Stock Unit Grant Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K, the terms of which are incorporated by reference herein. Except for such equity awards, New Pentair cannot currently determine the benefits, if any, to be paid under the Plan in the future to the named executive officers of New Pentair. The foregoing is only a summary of the Plan and is qualified in its entirety by reference to the Plan filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

On October 1, 2012, the Committee approved the following form award agreements that it intends to use in granting awards under the Plan to executive officers of New Pentair in the future:

•

Stock option grant agreement for use in granting options to purchase New Pentair common shares. The stock options will vest and become exercisable on the basis of the recipient’s continuous service, subject to the terms of the Plan.

•

Restricted stock unit grant agreement for use in granting units representing the right to receive a payment equal to the fair market value of a New Pentair common share, and accompanying dividend equivalent rights representing the right to receive payments equal to dividend declared on the shares subject to the restricted stock units. The restricted stock unit awards will vest on the basis of the recipient’s continuous service, subject to the terms of the Plan.

•

Performance unit grant agreement for use in granting units representing the right to receive a payment of a designated dollar value to the extent performance goals are achieved, subject to the terms of the Plan.

The foregoing description of these form award agreements is only a summary and is qualified in its entirety by reference to the copies of the agreements filed as Exhibits 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

On October 1, 2012, the New Pentair Board of Directors approved the following form award agreements that it intends to use in granting awards under the Plan to non-employee directors of New Pentair in the future:

•

Stock option grant agreement for use in granting options to purchase New Pentair common shares. The stock options will vest and become exercisable on the basis of the recipient’s continuous service, subject to the terms of the Plan.

•

Restricted stock unit grant agreement for use in granting units representing the right to receive a payment equal to the fair market value of a New Pentair common share, and accompanying dividend equivalent rights representing the right to receive payments equal to dividend declared on the shares subject to the restricted stock units. The restricted stock unit awards will vest on the basis of the recipient’s continuous service, subject to the terms of the Plan.

The foregoing description of these form award agreements is only a summary and is qualified in its entirety by reference to the copies of the agreements filed as Exhibits 10.7 and 10.8, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Pentair equity-based awards outstanding immediately prior to the completion of the Merger were converted upon completion of the Merger into equity-based awards with respect to New Pentair common shares and were assumed by New Pentair. New Pentair also adopted and assumed the Pentair Ltd. 2008 Omnibus Stock Incentive Plan (formerly known as the Pentair, Inc. 2008 Omnibus Stock Incentive Plan) (the “2008 Plan”), the Pentair Ltd. Omnibus Stock Incentive Plan (formerly known as the Pentair, Inc. Omnibus Stock Incentive Plan) (the “2004 Plan”) and the Pentair Ltd. Outside Directors Non-qualified Stock Option Plan (formerly known as the Pentair, Inc. Outside Directors Non-qualified Stock Option Plan) (the “Director Option Plan”). New Pentair terminated the 2008 Plan effective as of the completion of the Merger (the 2004 Plan and the Director Option Plan having been terminated previously). Copies of the 2008 Plan, the 2004 Plan and the Director Option Plan as amended to reflect their adoption and assumption by New Pentair are filed as Exhibits 10.9, 10.10 and 10.11, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

On October 1, 2012, to reflect the consummation of the Merger, the New Pentair Board of Directors approved a form of Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) among Pentair, New Pentair and each of the executive officers of New Pentair pursuant to which Pentair will assign, and New Pentair will assume, each executive officer’s Key Executive Employment and Severance Agreement with Pentair. The foregoing is only a summary of the Assignment and Assumption Agreement and is qualified in its entirety by reference to the form of Assignment and Assumption Agreement filed as Exhibit 10.12 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the completion of the Merger, New Pentair adopted and assumed the Pentair Ltd. Compensation Plan for Non-Employee Directors (formerly known as the Pentair, Inc. Compensation Plan for Non-Employee Directors) (the “Compensation Plan”) and converted the share units in accounts under the Compensation Plan that formerly represented the right to receive shares of Pentair common stock into the right to receive New Pentair common shares. In addition, because U.S. tax laws do not permit the non-employee directors of New Pentair to defer taxation of their compensation for service as non-employee directors after the completion of the Merger under the Compensation Plan, New Pentair amended the Compensation Plan to cancel the existing deferral elections and discontinue any future deferrals or matching contributions under the Compensation Plan with respect to compensation to be earned following the completion of the Merger. A copy of the Compensation Plan as so amended is filed as Exhibit 10.13 to this Current Report on Form 8-K and incorporated by reference herein.

Prior to the consummation of the Transactions, the Board of Directors of New Pentair adopted, and Tyco as the sole shareholder of New Pentair approved, the Pentair Ltd. Employee Stock Purchase and Bonus Plan (the “ESPP”), which includes the Pentair Ltd. International Stock Purchase and Bonus Plan (the “ISPP”). The U.S. portion of the ESPP will be open to participation by all “eligible employees” (as defined in the ESPP), which group includes the executive officers of New Pentair. The Plan became effective upon the consummation of the Merger. Participation in the ESPP will be voluntary. Upon making the election to participate, participants may make contributions under the ESPP either through payroll deductions (minimum $10 per month, maximum the lesser of $750 per month or 15% of the participant’s base salary) or by lump sum contributions (maximum $3,000 per quarter). Each month New Pentair (or the participant’s employer) will make a matching contribution on behalf of each participant equal to 25% of the contribution made by such participant through payroll deductions (a maximum of $187.50 per employee per month). No matching contribution will be made with respect to lump sum contributions. The ESPP agent will use contributions to purchase New Pentair common shares on the open market, which are allocated to the participants’ accounts. The ESPP and the ISPP are successors to the Pentair, Inc. Employee Stock Purchase and Bonus Plan and the Pentair, Inc. International Stock Purchase and Bonus Plan, respectively, which were maintained by Pentair prior to the consummation of the Merger, and Pentair’s previously disclosed undertaking not to purchase on the open market shares in excess of 2,000,000 under the Employee Stock Purchase and Bonus Plan and 500,000 under the International Stock Purchase and Bonus Plan without shareholder approval apply to the ESPP and the ISPP, respectively. New Pentair cannot currently determine the benefits, if any, to be paid under the ESPP in the future to the executive officers of New Pentair, including New Pentair’s named executive officers. The foregoing is only a summary of the ESPP and is qualified in its entirety by reference to the ESPP filed as Exhibit 10.14 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the consummation of the Transactions, Pentair amended and restated the Pentair, Inc. Non-Qualified Deferred Compensation Plan, the Pentair, Inc. Supplemental Executive Retirement Plan and the Pentair, Inc. Restoration Plan to reflect the effect of the Merger. Copies of these plans as amended and restated are filed as Exhibits 10.15, 10.16 and 10.17, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.05	Amendments to the Registrant’s Code of Ethics.

On October 1, 2012, the New Pentair Board of Directors adopted a code of conduct that applies to the directors, officers and employees of New Pentair. The code of conduct is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 8.01	Other Events.

On October 1, 2012, the New Pentair Board of Directors authorized the repurchase of New Pentair common shares with a maximum aggregate value of $800 million. This authorization expires on December 31, 2015 and is in addition to the $400 million share repurchase authorization previously approved by the New Pentair Board of Directors.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable

(b)	Pro Forma Financial Information

Not Applicable

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The exhibits listed in the accompanying Exhibit Index are being filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 1, 2012.

PENTAIR LTD.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated October 1, 2012

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated October 1, 2012, among Pentair, Ltd., Pentair, Inc. and Wells Fargo Bank, National Association, as trustee

10.1	Form of Indemnification Agreement for directors and executive officers of Pentair Ltd.

10.2	Form of Restricted Stock Unit Grant Agreement

10.3	Pentair Ltd. 2012 Stock and Incentive Plan (incorporated by reference to Exhibit 4.3 to Pentair Ltd.’s Registration Statement on Form S-3 filed on September 28, 2012)

10.4	Form of Executive Officer Stock Option Grant Agreement

10.5	Form of Executive Officer Restricted Stock Unit Grant Agreement

10.6	Form of Executive Officer Performance Unit Grant Agreement

10.7	Form of Non-Employee Director Stock Option Grant Agreement

10.8	Form of Non-Employee Director Restricted Stock Unit Grant Agreement

10.9	Pentair Ltd. 2008 Omnibus Stock Incentive Plan, as amended

10.10	Pentair Ltd. Omnibus Stock Incentive Plan, as amended

10.11	Pentair Ltd. Outside Directors Nonqualified Stock Option Plan, as amended

10.12	Form of Assignment and Assumption Agreement, among Pentair, Inc., Pentair Ltd. and the executive officers of Pentair Ltd. relating to Key Executive Employment and Severance Agreement

10.13	Pentair Ltd. Compensation Plan for Non-Employee Directors, as amended

10.14	Pentair Ltd. Employee Stock Purchase and Bonus Plan

10.15	Pentair, Inc. Non-Qualified Deferred Compensation Plan effective January 1, 2009, as amended and restated as of September 28, 2012

10.16	Pentair, Inc. Supplemental Executive Retirement Plan effective January 1, 2009, as amended and restated as of September 28, 2012

10.17	Pentair, Inc. Restoration Plan effective January 1, 2009, as amended and restated as of September 28, 2012

14.1	Pentair Ltd. Code of Conduct